Invesco-SLO-SAI-SUP-3

Statement of Additional Information Supplement dated January 8, 2018

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, Class B, Class C, Class Y, Class IB and Class IC shares of Invesco Senior Loan Fund.

Effective as of the close of business on December 31, 2017, Mr. James T. Bunch and Dr. Larry Soll retired as trustees of the Fund and any references to Mr. Bunch and Dr. Soll serving as a trustee or committee member are hereby removed.

Invesco-SLO-SAI-SUP-1